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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2014

MATTRESS FIRM HOLDING CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35354 (Commission File Number)	20-8185960 (I.R.S. Employer Identification No.)

5815 Gulf Freeway, Houston, Texas 77023
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (713) 923-1090

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

        On December 11, 2014, Mattress Firm Holding Corp., a Delaware corporation (the "Company"), issued a press release announcing the pricing of the public offering of 2,185,130 shares of common stock by certain of its stockholders pursuant to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission on July 14, 2014. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein. The foregoing description is qualified by reference in its entirety to such exhibit.

        This report on Form 8-K and the press release furnished as Exhibit 99.1 is neither an offer to sell nor a solicitation of an offer to buy any of the securities described herein, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

        The information contained in this Item 7.01 to the Company's Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 8.01    Other Events.

        In connection with the offering described above, the Company updated the description of its business in the disclosures provided to investors in the offering. The updated description of the Company's business is set forth in Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits

99.1
Press Release issued December 11, 2014.

99.2
Business Description.

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 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTRESS FIRM HOLDING CORP.
December 11, 2014	By:	/s/ ALEX WEISS
Alex Weiss
Executive Vice President and Chief Financial Officer

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 Index to Exhibits

Exhibit No.	Description
99.1	Press Release issued December 11, 2014.
99.2	Business Description.

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  Item 7.01 Regulation FD Disclosure.
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Index to Exhibits